UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

____________________

FORM 8-K

Amendment No. 1
____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 20, 2010

General Automotive Company

(Exact name of registrant as specified in its charter)

Nevada	333-137755	20-3893833
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5422 Carrier Drive, Suite 309 Orlando, FL 32819

(Address of principal executive offices)

407-363-5633
(Issuer’s telephone number)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No.1 (this “Amendment No.1”) of General Automotive Company (“the Company”) is being filed to amend and supplement the Item 4.01of the Current Report on Form 8-K, originally filed on October 21, 2010 (the “Original Filing”).

This Amendment No.1 is being filed to address the inadvertent omission a statement regarding consultations with Kingery & Crouse PA covering the fiscal years ending December 31, 2008 and 2009 and interim period through October 12, 2010 – page 1 of the Original Filing.

Except as described in this explanatory note, no other information in the Original Filing is being modified or amended by this Amendment No. 1 and this Amendment No. 1 does not otherwise reflect events occurring after October 21, 2010, which is the filing date of the Original Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Form 8-K and the Registrant’s other filings with the SEC.

SECTION 4 – Matters Related to Accountants and Financial Statements
Item 4.01	Changes in Registrant’s Certifying Accountant.

By action of the Registrant’s Board of Directors on October 12, 2010, Silberstein Ungar, PLLC, the independent registered public accounting firm who had been engaged as the principal accountant to audit the Registrant’s financial statements, was dismissed. On October 12, 2010, the Board of Directors of the Registrant approved the engagement of Kingery & Crouse PA, as the new independent registered public accounting firm.

The Silberstein Ungar, PLLC on the Registrant’s financial statements for the fiscal year ended December 31, 2009 did not contain adverse opinions or disclaimers of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle, except as follows:

The audit report for the year ended December 31, 2009 contained an uncertainty about the Registrant’s ability to continue as a going concern.

During the year ended December 31, 2009 and through October 12, 2010, there have been no disagreements with Silberstein Ungar, PLLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Silberstein Ungar, PLLC, would have caused it to make a reference to the subject matter of the disagreements in its reports on the Registrant’s financial statements for such years. During the year ended December 31, 2009 and through October 12, 2010, there were no “reportable events”, as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Silberstein Ungar, PLLC a copy of this disclosure on October 14, 2010, and requested that Silberstein Ungar, PLLC furnish a letter to the Securities and Exchange Commission stating whether or not Silberstein Ungar, PLLC agrees with the statements made herein.  A copy of the Silberstein Ungar, PLLC letter to the Commission is attached hereto as Exhibit 16.1

During the two fiscal year periods ended December 31, 2008 and 2009 and subsequent interim periods until the engagement of Kingery & Crouse PA, neither the Company, nor anyone on its behalf, consulted with Kingery & Crouse PA on any matters described in Item 304(a)(2) of Regulation S-K. Kingery & Crouse PA was engaged by the Registrant on October 12, 2010.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Automotive Company

/s/ Shawn Powell Joseph
Shawn Powell Joseph
Chief Financial Officer

Date:          October 28, 2010